UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2013

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street,
Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:   (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On January 19, 2012, Eastman Kodak Company (the “Company”) and its U.S. domestic subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), case number 12-10202.

On June 28, 2012, the Debtors filed their Form B26, Periodic Report Regarding Value, Operations and Profitability of Entities in which the Estate Holds a Substantial or Controlling Interest (the “Periodic Report”) as of and for the three month period ended March 31, 2013 with the Bankruptcy Court.  The Periodic Report is attached as Exhibit 99.1.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Securities Exchange Act”) or otherwise subject to the liabilities in that section.

Cautionary Statement Regarding Financial Operating Data

The Periodic Report is limited in scope, covers limited time periods and has been prepared solely for the purpose of complying with the Bankruptcy Court’s reporting requirements.  The Periodic Report was not prepared in accordance with U.S. GAAP, has not been audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws and is subject to future adjustment and reconciliation.

The Company cautions investors and potential investors not to place undue reliance on the information contained in the Periodic Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company.  Unlike the information required in the Company’s quarterly and annual financial statements filed pursuant to the Securities Exchange Act, the Periodic Report contains information about Debtor and Non-Debtor entities that may not be indicative of the combined financial condition or operating results for those entities, and is not comparable with the information in the Company’s reports filed pursuant to the Securities Exchange Act.  There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, that the Periodic Report is complete.  Results set forth in the Periodic Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Common Stock and Other Securities

Until the Debtors’ Joint Plan of Reorganization is confirmed, the ultimate value of any common stock or other securities that holders of any such securities may receive as part of the Debtors’ reorganization remains uncertain.

Item 9.01.                      Financial Statements and Exhibits

(d)      Exhibits

(99.1)	Periodic Report as of and for the three month period ended March 31, 2013 filed with the United States Bankruptcy Court for the Southern District of New York.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By: /s/ Eric Samuels
--------------------------------
Eric Samuels
Chief Accounting Officer &
Corporate Controller
Eastman Kodak Company

Date:  June 28, 2013

EASTMAN KODAK COMPANY
INDEX TO EXHIBIT

Exhibit No.

(99.1)	Periodic Report as of and for the three month period ended March 31, 2013 filed with the United States Bankruptcy Court for the Southern District of New York.